SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                             -----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             -----------------

                     Date of Report: December 10, 2000
                     (Date of earliest event reported)


                          DETECTION SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Charter)


    New York State                   0-8125                27-69690
(State or Other Jurisdiction      (Commission           (IRS Employer
   of Incorporation)              File Number)        Identification No.)


               130 Perinton Parkway, Fairport, New York 14450
                  (Address of Principal Executive Offices)


                               (716) 223-4060
            (Registrant's telephone number, including area code)




Item 5.     Other events

      The registrant has entered into an Agreement and Plan of Merger and a Stock Option Agreement with Robert Bosch GmbH, each dated as of December 10, 2000. Such agreements are filed herewith as Exhibits 10a and 10b, respectively.



                                  EXHIBITS

10-a Agreement and Plan of Merger by and between Robert Bosch GmbH and Detection Systems, Inc., dated as of December 10, 2000.

10-b Stock Option Agreement, dated as of December 10, 2000, between Robert Bosch GmbH and Detection Systems, Inc.


                                 SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DETECTION SYSTEMS, INC.

                                      By: /s/ Frank J. Ryan
                                          Frank J. Ryan
                                          Vice President, Secretary and
                                          Treasurer

Dated:  December 12, 2000